SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   March 3, 1998
                                                   -----------------------------




                             Base Ten Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                     0-7100              22-1804206
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(State of Other Jurisdiction            (Commission         (I.R.S. Employer
  Of Incorporation)                     File Number)        Identification No.)




One Electronics Drive, Trenton, New Jersey                       08619
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code            (609)586-7010
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Inapplicable
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(Former Name of Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.  Changes in Registrant's Certifying Accountant.

         On March 3, 1998, Base Ten Systems, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the principal accountant to audit the Registrant's financial statements.

         The reports of Deloitte & Touche on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to dismiss Deloitte & Touche was approved by the Company's Board of Directors.

         During the two most recent fiscal years and the subsequent interim period preceding March 3, 1998, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its report.

         During the two most recent fiscal years and the subsequent interim period preceding March 3, 1998 Deloitte & Touche did not advise the Company of any matters set forth in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Deloitte & Touche with a copy of this disclosure and requested that Deloitte & Touche furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with this disclosure. A copy of the letter from Deloitte & Touche to the Commission is filed as Exhibit 16.1 to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                  None.

         (b)      Pro Forma Financial Information
                  None.

         (c)      Exhibits
                  The following exhibit is filed with this Report:

                  16.1     Letter of Deloitte & Touche LLP dated March 5, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 1998

                                                  BASE TEN SYSTEMS, INC.



                                              By: WILLIAM F. HACKETT
                                                  ----------------------------
                                                  William F. Hackett
                                                  Senior Vice President,
                                                  Chief Financial Officer, and
                                                  Secretary